MONTHLY SERVICING STATEMENT

Household Home Equity Loan Trust 2002-2

Distribution Number	38
Beginning Date of Collection Period	01-Jul-05
End Date of Collection Period	31-Jul-05
Payment Date	22-Aug-05
Previous Payment Date	20-Jul-05

Funds Disbursement
Available Funds for Payment including Skip-A-Pay and excluding Premium Amount	11,183,858.73
Available Payment Amount	11,107,280.81
Principal Collections	9,049,070.45
Interest Collections (net of servicing fee)	2,058,210.36
Collections of Interest (net of servicing fee and principal recoveries)	2,047,100.52
Servicing fee	110,735.92
Principal recoveries	11,109.84
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00
Insured Payments, if any	0.00

Payments	11,183,858.73
Interest Paid to Notes	726,959.14
Principal Paid to Notes	7,663,532.60
Servicing Fee	110,735.92
Ownership Interest	2,682,631.07

Pool Balance
Beginning Pool Balance	265,766,198.85
Principal Collections (including repurchases)	9,049,070.45
Charge off amount	(530,345.30)
Ending Pool Balance	256,186,783.10

Collateral Performance
Cash Yield (% of beginning balance)	9.74%
Charge off Rate (net of principal recoveries; % of beginning balance)	2.34%
Net Yield	7.40%
Cumulative Realized Losses	17,332,226.63
Cumulative Loss Percentage	1.33%

Delinquent Home Equity Loans
30-59 days principal balance of Home Equity Loans	10,221,292.56
30-59 days number of Home Equity Loans	142
60-89 days principal balance of Home Equity Loans	2,483,516.81
60-89 days number of Home Equity Loans	32
90+ days principal balance of Home Equity Loans	13,362,062.58
90+ days number of Home Equity Loans	165
Ninety Day-Plus Delinquency Percentage	5.22%
Ninety Day-Plus Rolling Average for such Payment Date	5.04%

Loan Detail
Number of loans purchased or substituted pursuant to 2.02 during the period	-
Principal balance of loans purchased or substituted pursuant to 2.02 during the period	-
Number of loans purchased or substituted pursuant to 2.04 during the period	-
Principal balance of loans purchased or substituted pursuant to 2.04 during the period	-
Number of loans purchased or substituted pursuant to 3.01 during the period	-
Principal balance of loans purchased or substituted pursuant to 3.01 during the period	-
Substitution Adjustment Amounts	-
Number of Home Equity Loans outstanding (Beginning of Collection Period)	3,539
Number of Home Equity Loans outstanding (Ending of Collection Period)	3,428
Principal balance of REO as of the end of the collection period	4,322,425.26
Number of loans that went into REO during the collection period	8
Principal balance of loans that went into REO during the collection period	727,324.23
Sum of the principal balances of the three largest HEL's as of the end of the collection period

Overcollateralization
Begin Overcollateralization Amount	53,153,239.77
Overcollateralization Release Amount	1,385,537.85
Distributable Excess Cashflow	-
Charge offs	(530,345.30)
End Overcollateralization Amount	51,237,356.62

Target Overcollateralization Amount	51,237,356.62
Interim Overcollateralization Amount	52,622,894.47
Interim Overcollateralization Deficiency	-

Excess Cashflow	2,682,631.07

Other
Stepdown	Yes
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Total Note Principal Amount as Percent of Total Original Note Principal Amount	15.88%

Note Principal Amount Statement
A. Information on Distributions
1. Total Distribution per $1,000	6.501737
2. Principal Distribution per $1,000	5.938421
3. Interest Distribution per $1,000	0.563316

B. Calculation of Interest Due & Paid
1. 1 month LIBOR	3.43000%
2. Formula Rate (1-mo. Libor plus 30bps)	3.73000%
3. Available Funds Cap	8.46445%
4. Note Rate	3.73000%
5. Days in Accrual Period	33

6. Current Interest, Interest Carry Forward Amount, and Supplemental Interest Amount Due
7. Current Interest and Interest Carry forward Amount paid	726,959.14
8. Supplemental Interest Amount paid	0.00

9. Unpaid Interest Carry Forward Amount	0.00
10. Unpaid Supplemental Interest Amount	0.00

C. Calculation of Note Principal Amount
1. Note Principal Amount, prior to payments	212,612,959.08
2. Principal Payment Amount paid	7,663,532.60
3. Distributable Excess Cashflow paid	-
4. Note Principal Amount, after payments	204,949,426.48

5. Note Principal Amount as a % of the Original Note Principal Amount, after payments	15.88%
6. Note Principal Amount as a % of the Pool Balance, after payments	80.00%

HSBC FINANCE CORPORATION, successor by merger to Household
Finance Corporation ("HSBC Finance")
HOUSEHOLD HOME EQUITY LOAN TRUST 2002-2

The undersigned, a duly authorized representative of HSBC Finance Corporation, successor by merger to Household Finance Corporation ("HSBC Finance"), as Master Servicer ( the "Master Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of June 20, 2002 (the "Sale and Servicing Agreement"),
by and among HSBC Home Equity Loan Corporation I, formerly known as
HFC Revolving Corporation, as Depositor, Household Home Equity Loan
Trust 2002-2, as Trust, HSBC Finance Corporation, the Master Servicer, and JPMorgan Chase Bank
(as successor to Bank One, National Association), as Indenture Trustee, does hereby certify information set forth below as follows:

1 Capitalized terms used in this Servicing Certificate shall have the respective meanings set forth in the Sale and Servicing Agreement.

2 HSBC Finance is, as of the date hereof, the
Master Servicer under the Sale and Servicing Agreement.

3 The undersigned is a Servicing Officer.

4	This Servicing Certificate relates to the Distribution Date occurring on August 22, 2005

5 As of the date hereof, to the best knowledge of the undersigned, the
Master Servicer has performed in all material respects all its obligations under the Sale and Servicing Agreement through the Collection Period preceding such Payment Date and that, except as may be noted on the
Servicing Certificate related to a Trigger Event, no Master Servicer Termination has
has occurred since the prior Determination Date

6 As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 15th day of August, 2005.

HSBC FINANCE CORPORATION
as Servicer

By: /s/ J. A. Bevacqua
Title: Servicing Officer